SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 3, 2004 Date of Report (Date of earliest event reported)

AUTOZONE, INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	1-10714 (Commission File Number)	62-1482048 (I.R.S. Employer Identification No.)

123 South Front Street Memphis, Tennessee 38103 (Address of principal executive offices) (Zip Code)

(901) 495-6500 Registrant’s telephone number, including area code

(not applicable) Former name, former address and former fiscal year, if changed since last report.

Item 7. Financial Statements and Exhibits

The following exhibit is furnished with this Current Report pursuant to Item 12:

(c)	Exhibits

99.1 Press Release dated March 3, 2004.

Item 12. Results of Operations and Financial Condition

On March 3, 2004, the Company issued a press release announcing earnings for the fiscal quarter ended February 14, 2004, which is furnished as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUTOZONE, INC.

By:	/s/ Michael G. Archbold Michael G. Archbold Senior Vice President and Chief Financial Officer Customer Satisfaction

Dated: March 3, 2004

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EXHIBIT INDEX

99.1	Press Release dated March 3, 2004